Exhibit 99.1

LIONSGATE REPORTS RESULTS FOR THIRD QUARTER 2018

Third Quarter Revenue is $1.14 Billion, Net Income Attributable to Lionsgate Shareholders is $193 Million or Basic EPS of $0.92; Adjusted OIBDA is $178 Million

Company Reports $140 Million in Free Cash Flow in the Quarter

Company Resumes Quarterly Cash Dividend of $0.09 per Common Share

SANTA MONICA, CA, and VANCOUVER, BC, February 8, 2018 -- Global content leader Lionsgate (NYSE: LGF.A, LGF.B) today reported revenue of $1.14 billion, net income attributable to Lionsgate shareholders of $193 million, or basic EPS of $0.92 on 208.8 million weighted average common shares outstanding, and adjusted net income attributable to Lionsgate shareholders of $107 million, or adjusted basic EPS of $0.51, for the third quarter of fiscal 2018 (quarter ended December 31, 2017). The Company also reported operating income of $80 million, adjusted OIBDA of $178 million, and free cash flow of $140 million in the quarter, while paying down $113 million of corporate debt.

Net income and basic EPS include a one-time income tax benefit of $165 million reflecting the impact of the lower U.S. income tax rate under the new tax laws on our net deferred tax liabilities.

“Our strong performance in the quarter, with robust contributions from our Motion Picture Group and Starz, keeps us on track for our fiscal year expectations,” said Lionsgate Chief Executive Officer Jon Feltheimer. “With this financial strength, we’re pleased to announce that our Board has approved the resumption of our quarterly cash dividend, returning value to our shareholders as we continue to grow our Company. Despite a disruptive operating environment, the quarter shows our success in creating premium content that cuts through the clutter of a crowded marketplace and our ability to supply it to a diverse array of media companies.”

Revenue in the quarter of $1.14 billion increased 52% from $752 million in the prior year quarter. Net income attributable to Lionsgate shareholders of $193 million, or basic EPS of $0.92 per share, compared to a net loss of $31 million, or basic loss of $0.19 per share, in the prior year quarter. Adjusted OIBDA of $178 million and operating income of $80 million in the quarter compared to adjusted OIBDA of $86 million and operating loss of $7 million in the prior year quarter, respectively.

The Company announced that it has resumed its quarterly cash dividend of $0.09 per each class of common shares payable on May 1, 2018, to shareholders of record as of March 31, 2018.

Third Quarter Results
With Lionsgate's acquisition of Starz, fiscal 2018 third quarter results are not directly comparable to prior reporting periods, so the following quarterly segment results will be discussed as compared to the prior year quarter on a combined pro forma basis.

The Media Networks segment revenues increased 6% to $382.9 million driven by higher over-the-top (OTT) revenue growth and revenues from worldwide digital media licensing arrangements, offset in part by subscriber losses at certain MVPD’s. Ratings for Starz original series grew for the third year in a row. Segment profits increased 6% in the quarter to $128.3 million.

Motion Picture segment revenues increased 14% to $539.1 million due to the strong domestic theatrical box office performance of the breakout hit Wonder and the continued strong international performances of La La Land and American Assassin. Segment profits of $54.3 million compared to $55.9 million in the prior year quarter.

Television Production segment revenues of $227.3 million compared to $231.0 million in the prior year quarter. Television production revenue was comparable to the prior year quarter as increased revenues from deliveries of television series were partially offset by a decrease in syndicated licensing revenues. Segment profits of $22.7 million compared to $27.5 million in the prior year quarter.

Lionsgate's backlog, or already contracted future revenue on the licensing of film and television product not yet recorded, was $1.2 billion at December 31, 2017.

Lionsgate senior management will hold its analyst and investor conference call to discuss its fiscal 2018 third quarter financial results at 5:00 PM ET/2:00 PM PT this afternoon, February 8. Interested parties may listen to the live webcast by visiting the events page on the Lionsgate corporate website or via https://services.choruscall.com/links/lgf180208ldOgQ2Fz.html. A full replay will become available this afternoon, February 8, by clicking the same link.

ABOUT LIONSGATE
The first major new studio in decades, Lionsgate is a global content platform whose films, television series, digital products and linear and over-the-top platforms reach next generation audiences around the world.  In addition to its filmed entertainment leadership, Lionsgate content drives a growing presence in interactive and location-based entertainment, gaming, virtual reality and other new entertainment technologies.  Lionsgate’s content initiatives are backed by a 16,000-title film and television library and delivered through a global licensing infrastructure.  The Lionsgate brand is synonymous with original, daring and ground-breaking content created with special emphasis on the evolving patterns and diverse composition of the Company’s worldwide consumer base.
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For further information, investors should contact:
James Marsh
310-255-3651
jmarsh@lionsgate.com

For media inquiries, please contact:
Peter Wilkes
310-255-3726
pwilkes@lionsgate.com

The matters discussed in this press release include forward-looking statements, including those regarding the performance of future fiscal years.  Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including the substantial investment of capital required to produce and market films and television series, increased costs for producing and marketing feature films and television series; budget overruns; limitations imposed by our credit facilities and notes; unpredictability of the commercial success of our motion pictures and television programming; risks related to acquisition and integration of acquired businesses; the effects of dispositions of businesses or assets, including individual films or libraries; the cost of defending our intellectual property; technological changes and other trends affecting the entertainment industry; litigation relating to the acquisition of Starz; impact of the Tax Cuts and Jobs Act; other trends affecting the entertainment industry; and the other risk factors as set forth in Lionsgate’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 25, 2017, as amended in Lionsgate’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on February 8, 2018, which risk factors are incorporated herein by reference.  The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.
Additional Information Available on Website
The information in this press release should be read in conjunction with the financial statements and footnotes contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2017, which will be posted on the Company’s website at www.lionsgate.com/corporate/reports/sec-filings, when filed with the Securities and Exchange Commission.  Trending schedules containing certain financial information will also be available at www.lionsgate.com/corporate/reports.

LIONS GATE ENTERTAINMENT CORP.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2017	March 31, 2017
	(Amounts in millions)
ASSETS
Cash and cash equivalents	$216.7	$321.9
Restricted cash	—	2.8
Accounts receivable, net	905.1	908.1
Program rights	215.6	261.7
Other current assets	216.2	195.9
Total current assets	1,553.6	1,690.4
Investment in films and television programs and program rights, net	1,685.9	1,729.5
Property and equipment, net	156.5	165.5
Investments	176.6	371.5
Intangible assets	1,964.9	2,046.7
Goodwill	2,740.8	2,700.5
Other assets	420.2	472.8
Deferred tax assets	44.2	20.0
Total assets	$8,742.7	$9,196.9
LIABILITIES
Accounts payable and accrued liabilities	$373.7	$573.0
Participations and residuals	534.6	514.9
Film obligations and production loans	331.2	367.2
Debt - short term portion	57.3	77.9
Deferred revenue	231.8	156.9
Total current liabilities	1,528.6	1,689.9
Debt	2,283.0	3,047.0
Participations and residuals	385.8	359.7
Film obligations and production loans	196.7	116.0
Other liabilities	49.0	50.3
Dissenting shareholders' liability	854.5	812.9
Deferred revenue	76.5	72.7
Deferred tax liabilities	209.4	440.2
Redeemable noncontrolling interest	98.5	93.8
Commitments and contingencies
EQUITY
Class A voting common shares, no par value, 500.0 shares authorized, 81.8 shares issued (March 31, 2017 - 81.1 shares issued)	631.6	605.7
Class B non-voting common shares, no par value, 500.0 shares authorized, 128.2 shares issued (March 31, 2017 - 126.4 shares issued)	1,993.9	1,914.1
Retained earnings	448.3	10.6
Accumulated other comprehensive loss	(13.7)	(16.0)
Total Lions Gate Entertainment Corp. shareholders' equity	3,060.1	2,514.4
Noncontrolling interests	0.6	—
Total equity	3,060.7	2,514.4
Total liabilities and equity	$8,742.7	$9,196.9

LIONS GATE ENTERTAINMENT CORP.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Amounts in millions, except per share amounts)
Revenues	$1,142.7	$752.3	$3,088.8	$1,945.4
Expenses
Direct operating	650.1	429.1	1,726.6	1,182.3
Distribution and marketing	237.1	174.8	669.7	521.8
General and administration	114.2	88.6	337.4	233.4
Depreciation and amortization	39.7	13.2	119.0	23.1
Restructuring and other	21.4	54.0	35.8	72.4
Total expenses	1,062.5	759.7	2,888.5	2,033.0
Operating income (loss)	80.2	(7.4)	200.3	(87.6)
Interest expense
Interest expense	(31.9)	(27.4)	(105.7)	(58.5)
Interest on dissenting shareholders' liability	(14.4)	—	(41.6)	—
Total interest expense	(46.3)	(27.4)	(147.3)	(58.5)
Interest and other income	2.2	1.5	7.7	3.6
Loss on extinguishment of debt	(6.2)	(28.3)	(24.2)	(28.3)
Gain on sale of equity interest in EPIX	—	—	201.0	—
Gain on Starz investment	—	20.4	—	20.4
Impairment of long-term investments and other assets	(29.2)	—	(29.2)	—
Equity interests income (loss)	(13.8)	(1.5)	(34.8)	11.2
Income (loss) before income taxes	(13.1)	(42.7)	173.5	(139.2)
Income tax benefit	204.2	12.2	205.0	92.2
Net income (loss)	191.1	(30.5)	378.5	(47.0)
Less: Net (income) loss attributable to noncontrolling interest	1.9	(0.1)	3.8	0.2
Net income (loss) attributable to Lions Gate Entertainment Corp. shareholders	$193.0	$(30.6)	$382.3	$(46.8)

Per share information attributable to Lions Gate Entertainment Corp. shareholders:
Basic net income (loss) per common share	$0.92	$(0.19)	$1.84	$(0.31)
Diluted net income (loss) per common share	$0.87	$(0.19)	$1.74	$(0.31)

Weighted average number of common shares outstanding:
Basic	208.8	161.4	207.8	152.2
Diluted	221.6	161.4	219.7	152.2

Dividends declared per common share	$—	$—	$—	$0.09

LIONS GATE ENTERTAINMENT CORP.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Amounts in millions)
Operating Activities:
Net income (loss)	$191.1	$(30.5)	$378.5	$(47.0)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	39.7	13.2	119.0	23.1
Amortization of films and television programs and program rights	468.2	313.4	1,232.8	901.9
Interest on dissenting shareholders' liability	14.4	—	41.6	—
Amortization of debt discount and financing costs	3.6	3.4	11.0	8.1
Non-cash share-based compensation	27.1	28.2	74.5	74.4
Other non-cash items	1.8	1.3	5.7	3.8
Distribution from equity method investee	—	14.0	—	14.0
Gain on Starz investment	—	(20.4)	—	(20.4)
Loss on extinguishment of debt	6.2	28.3	24.2	28.3
Equity interests loss (income)	13.8	1.5	34.8	(11.2)
Gain on sale of equity interest in EPIX	—	—	(201.0)	—
Impairment of long-term investments and other assets	29.2	—	29.2	—
Deferred income tax benefit	(205.5)	(22.5)	(189.3)	(109.3)
Changes in operating assets and liabilities:
Restricted cash	—	0.1	2.8	0.1
Accounts receivable, net and other assets	(83.1)	(32.2)	48.6	52.9
Investment in films and television programs and program rights, net	(407.3)	(213.1)	(1,088.0)	(659.8)
Accounts payable and accrued liabilities	(22.6)	87.9	(220.4)	79.4
Participations and residuals	17.4	81.1	38.3	125.7
Film obligations	(20.3)	4.2	5.3	24.1
Deferred revenue	(41.0)	(36.6)	24.5	(72.4)
Net Cash Flows Provided By Operating Activities	32.7	221.3	372.1	415.7
Investing Activities:
Proceeds from the sale of equity method investee, net of transaction costs	—	—	393.7	—
Investment in equity method investees	(18.3)	(7.8)	(47.6)	(13.2)
Distributions from equity method investee	—	—	—	2.3
Business acquisitions, net of cash acquired of $18.7 and $73.5, respectively	(1.8)	(1,057.5)	(1.8)	(1,057.5)
Capital expenditures	(7.1)	(9.5)	(28.4)	(15.8)
Net Cash Flows Provided By (Used In) Investing Activities	(27.2)	(1,074.8)	315.9	(1,084.2)
Financing Activities:
Debt - borrowings	46.6	3,456.8	161.6	3,910.8
Debt - repayments	(174.2)	(1,938.0)	(992.1)	(2,252.0)
Production loans - borrowings	129.9	78.4	299.5	230.7
Production loans - repayments	(15.6)	(249.6)	(267.2)	(623.4)
Dividends paid	—	—	—	(26.8)
Distributions to noncontrolling interest	(1.4)	(2.6)	(6.0)	(5.9)
Exercise of stock options	9.2	0.4	31.6	1.0
Tax withholding required on equity awards	(8.5)	(4.3)	(17.0)	(31.6)
Net Cash Flows Used In Financing Activities	(14.0)	1,341.1	(789.6)	1,202.8
Net Change In Cash And Cash Equivalents	(8.5)	487.6	(101.6)	534.3
Foreign Exchange Effects on Cash	(0.7)	1.1	(3.6)	2.7
Cash and Cash Equivalents - Beginning Of Period	225.9	106.0	321.9	57.7
Cash and Cash Equivalents - End Of Period	$216.7	$594.7	$216.7	$594.7

LIONS GATE ENTERTAINMENT CORP.

SEGMENT INFORMATION

The Company’s reportable segments have been determined based on the distinct nature of their operations, the Company's internal management structure, and the financial information that is evaluated regularly by the Company's chief operating decision maker.
The Company has three reportable business segments: (1) Motion Pictures, (2) Television Production and (3) Media Networks (which was not a reportable segment prior to the quarter ended December 31, 2016).
Motion Pictures consists of the development and production of feature films, acquisition of North American and worldwide distribution rights, North American theatrical, home entertainment and television distribution of feature films produced and acquired, and worldwide licensing of distribution rights to feature films produced and acquired. As a result of the Starz Merger, beginning December 8, 2016, the Motion Pictures segment includes Starz's third-party distribution business.
Television Production consists of the development, production and worldwide distribution of television productions including television series, television movies and mini-series, and non-fiction programming.
Media Networks (which was not a reportable segment prior to the quarter ended December 31, 2016) consists of (i) Starz Networks, which includes the licensing of premium subscription video programming to U.S. multichannel video programming distributors ("MVPDs") including cable operators, satellite television providers and telecommunication companies, and online video providers, and on an over-the-top ("OTT") basis (ii) Content and Other, which includes the licensing of the Media Networks' original series programming to digital media platforms, international television networks, home entertainment and other ancillary markets and (iii) Streaming Services, which represents the Lionsgate legacy start-up direct to consumer streaming services on its subscription video-on-demand ("SVOD") platforms which were moved under the Media Networks segment in connection with the Starz Merger.
In the ordinary course of business, the Company's reportable segments enter into transactions with one another. The most common types of intersegment transactions include licensing motion pictures or television programming from the Motion Pictures and Television Production segments to the Media Networks segment. In addition, intersegment transactions include distribution fees charged to the Media Networks segment by the Television Production segment for the distribution of Media Networks' original series programming in ancillary markets. While intersegment transactions are treated like third-party transactions to determine segment performance, the revenues (and corresponding expenses or assets recognized by the segment that is the counterparty to the transaction) are eliminated in consolidation and, therefore, do not affect consolidated results.

LIONS GATE ENTERTAINMENT CORP.

SEGMENT INFORMATION (Continued)

Segment information by business unit is presented in the table below. The Media Networks segment was not previously a reportable segment prior to the quarter ended December 31, 2016, and reflects Starz Networks and Content and Other from the date of acquisition of Starz (December 8, 2016), and the Lionsgate direct to consumer streaming services on SVOD platforms for the historical periods presented.

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Unaudited, amounts in millions)
Segment revenues
Motion Pictures	$539.1	$440.4	$1,397.0	$1,266.5
Television Production	227.3	228.6	552.8	595.0
Media Networks	382.9	85.2	1,166.8	85.8
Intersegment eliminations	(6.6)	(1.9)	(27.8)	(1.9)
	$1,142.7	$752.3	$3,088.8	$1,945.4
Gross contribution
Motion Pictures	$82.1	$79.2	$230.9	$154.8
Television Production	31.3	32.3	72.4	69.6
Media Networks	153.7	40.5	429.7	28.2
Intersegment eliminations	(0.3)	(0.4)	(2.3)	(0.4)
	$266.8	$151.6	$730.7	$252.2
Segment general and administration
Motion Pictures	$27.8	$25.4	$81.1	$74.5
Television Production	8.6	6.7	28.3	22.7
Media Networks	25.4	8.4	75.5	14.3
	$61.8	$40.5	$184.9	$111.5
Segment profit
Motion Pictures	$54.3	$53.8	$149.8	$80.3
Television Production	22.7	25.6	44.1	46.9
Media Networks	128.3	32.1	354.2	13.9
Intersegment eliminations	(0.3)	(0.4)	(2.3)	(0.4)
Total segment profit	$205.0	$111.1	$545.8	$140.7
Corporate general and administrative expenses	(27.4)	(25.3)	(78.1)	(68.1)
Adjusted OIBDA(1)	$177.6	$85.8	$467.7	$72.6
_______________

(1)	See "Use of Non-GAAP Financial Measures" for the definition of Adjusted OIBDA and reconciliation to the most directly comparable GAAP financial measure.

LIONS GATE ENTERTAINMENT CORP.

SEGMENT INFORMATION (Continued)
The following table sets forth revenues and segment profit by product line for the Media Networks segment for the three and nine months ended December 31, 2017 and 2016:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Unaudited, amounts in millions)
Media Networks Revenue:
Starz Networks	$351.8	$82.8	$1,053.7	$82.8
Content and Other	29.4	1.4	109.0	1.4
Streaming Services(1)	1.7	1.0	4.1	1.6
	$382.9	$85.2	$1,166.8	$85.8
Media Networks Segment Profit:
Starz Networks	$134.3	$38.5	$345.6	$38.5
Content and Other	5.9	0.2	39.7	0.2
Streaming Services(1)	(11.9)	(6.6)	(31.1)	(24.8)
	$128.3	$32.1	$354.2	$13.9
___________________

(1)	Streaming Services represents the Lionsgate legacy start-up direct to consumer streaming service initiatives on SVOD platforms which are now included in the Media Networks segment.

LIONS GATE ENTERTAINMENT CORP.

PRO FORMA COMBINED SEGMENT INFORMATION
The following table sets forth segment information on a pro forma combined basis as if the Starz Merger and our segment reorganization occurred on April 1, 2016:

	PRO FORMA COMBINED
	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Unaudited, amounts in millions)
Segment revenues
Motion Pictures	$539.1	$473.0	$1,397.0	$1,386.2
Television Production	227.3	231.0	552.8	600.6
Media Networks	382.9	361.9	1,166.8	1,088.2
Intersegment eliminations	(6.6)	(5.0)	(27.8)	(7.3)
	$1,142.7	$1,060.9	$3,088.8	$3,067.7
Gross contribution
Motion Pictures	$82.1	$84.0	$230.9	$167.5
Television Production	31.3	35.0	72.4	75.5
Media Networks	153.7	152.8	429.7	414.2
Intersegment eliminations	(0.3)	(3.0)	(2.3)	(4.1)
	$266.8	$268.8	$730.7	$653.1
Segment general and administration
Motion Pictures	$27.8	$28.1	$81.1	$87.7
Television Production	8.6	7.5	28.3	25.4
Media Networks	25.4	31.3	75.5	91.8
	$61.8	$66.9	$184.9	$204.9
Segment profit
Motion Pictures	$54.3	$55.9	$149.8	$79.8
Television Production	22.7	27.5	44.1	50.1
Media Networks	128.3	121.5	354.2	322.4
Intersegment eliminations	(0.3)	(3.0)	(2.3)	(4.1)
Total segment profit	$205.0	$201.9	$545.8	$448.2
Corporate general and administrative expenses	(27.4)	(24.4)	(78.1)	(68.0)
Adjusted OIBDA(1)	$177.6	$177.5	$467.7	$380.2
_______________

(1)	See "Use of Non-GAAP Financial Measures" for the definition of Adjusted OIBDA and reconciliation to the most directly comparable GAAP financial measure.

NOTE: The amounts above were determined by combining the historical financial information of Lionsgate and Starz for each respective period, applying the new Lionsgate segment structure, and applying the acquisition related accounting. However, the effects of purchase accounting are not part of the definition of segment profit, and have been excluded accordingly. In addition, the combined information does not apply any operating costs synergies. The amounts are presented for illustrative purposes and are not necessarily indicative of the combined financial results that might have been achieved for the periods had the acquisition taken place on April 1, 2016, nor are they indicative of the future combined results of Lionsgate and Starz.

LIONS GATE ENTERTAINMENT CORP.

PRO FORMA COMBINED SEGMENT INFORMATION (Continued)
The following table sets forth revenues by product line on a pro forma combined basis for the Media Networks segment for the three and nine months ended December 31, 2017 and 2016:

	PRO FORMA COMBINED
	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Unaudited, amounts in millions)
Media Networks Revenue:
Starz Networks	$351.8	$342.5	$1,053.7	$1,034.2
Content and Other	29.4	18.4	109.0	52.4
Streaming Services(1)	1.7	1.0	4.1	1.6
	$382.9	$361.9	$1,166.8	$1,088.2
Media Networks Segment Profit:
Starz Networks	$134.3	$128.6	$345.6	$346.4
Content and Other	5.9	(0.5)	39.7	0.9
Streaming Services(1)	(11.9)	(6.6)	(31.1)	(24.9)
	$128.3	$121.5	$354.2	$322.4
___________________

(1)	Streaming Services represents the Lionsgate legacy start-up direct to consumer streaming service initiatives on SVOD platforms which are now included in the Media Networks segment.

LIONS GATE ENTERTAINMENT CORP.
USE OF NON-GAAP FINANCIAL MEASURES

This earnings release presents the following important financial measures utilized by Lions Gate Entertainment Corp. (the "Company," "we," "us" or "our") that are not all financial measures defined by generally accepted accounting principles ("GAAP"). The Company uses non-GAAP financial measures, among other measures, to evaluate the operating performance of our business. These non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.

Adjusted OIBDA: Adjusted OIBDA is defined as operating income (loss) before adjusted depreciation and amortization ("OIBDA"), adjusted for adjusted share-based compensation ("adjusted SBC"), purchase accounting and related adjustments, and restructuring and other costs.

•
Adjusted depreciation and amortization represents depreciation and amortization as presented on our consolidated statement of operations, less the depreciation and amortization related to the amortization of purchase accounting and related adjustments associated with the acquisition of Starz and Pilgrim Media Group. Accordingly, the full impact of the purchase accounting is included in the adjustment for "purchase accounting and related adjustments", described below.

•
Adjusted share-based compensation represents share-based compensation excluding immediately vested stock awards granted as part of the Company’s annual bonus program issued in lieu of cash bonuses (which are, when granted, included in segment or corporate general and administrative expense), and excluding the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements, which are included in restructuring and other expenses, when applicable.

•	Restructuring and other includes restructuring and severance costs, certain transaction and related costs, and certain unusual items, when applicable.

•	Purchase accounting and related adjustments represent the amortization of non-cash fair value adjustments to certain assets acquired in the acquisition of Starz, Pilgrim Media Group and Good Universe.

Adjusted OIBDA is calculated similar to how the Company defines segment profit and manages and evaluates its segment operations. Segment profit also excludes corporate general and administrative expense.

Free Cash Flow: Free cash flow is defined as net cash flows provided by (used in) operating activities, less capital expenditures, plus or minus the net increase or decrease in production loans. The adjustment for the production loans is made because the GAAP based cash flows from operations reflects a non-cash reduction of cash flows for the cost of films and television programs associated with production loans prior to the time the Company actually pays for the film or television program. The Company believes that it is more meaningful to reflect the impact of the payment for these films and television programs in its free cash flow when the payments are actually made.

Adjusted Net Income (Loss) Attributable to Lions Gate Entertainment Corp. Shareholders: Adjusted net income (loss) attributable to Lions Gate Entertainment Corp. shareholders is defined as net income (loss) attributable to Lions Gate Entertainment Corp. shareholders, adjusted for share-based compensation, purchase accounting and related adjustments, restructuring and other items, loss on extinguishment of debt, and unusual gains or losses, net of the tax effect of the adjustments at the applicable blended statutory rate and net of the impact of the adjustments on non-controlling interest.

Adjusted Basic and Diluted EPS: Adjusted basic earnings (loss) per share is defined as adjusted net income (loss) attributable to Lions Gate Entertainment Corp. shareholders divided by the weighted average shares outstanding. Diluted EPS is similar to basic EPS but is adjusted for the effects of securities that are diluted based on the level of adjusted net income (loss), similar to GAAP.

LIONS GATE ENTERTAINMENT CORP.
USE OF NON-GAAP FINANCIAL MEASURES (Continued)

These measures are non-GAAP financial measures as defined in Regulation G promulgated by the SEC and are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.

We use these non-GAAP measures, among other measures, to evaluate the operating performance of our business. We believe these measures provide useful information to investors regarding our results of operations and cash flows before non-operating items. Adjusted OIBDA is considered an important measure of the Company’s performance because this measure eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses. Free Cash Flow is considered an important measure of the Company’s liquidity because it provides information about the ability of the Company to reduce net corporate debt, make strategic investments, dividends and share repurchases. Adjusted Net Income (Loss) Attributable to Lions Gate Entertainment Corp. Shareholders and Adjusted EPS are considered important measures of the Company’s business operations as, similar to Adjusted OIBDA, these measures eliminate amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses.

These non-GAAP measures are commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. However, not all companies calculate these measures in the same manner and the measures as presented may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.

A general limitation of these non-GAAP financial measures is that they are not prepared in accordance with U.S. generally accepted accounting principles. These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of operating income, cash flow, net income (loss), or earnings (loss) per share as determined in accordance with GAAP. Reconciliations of the adjusted metrics utilized to their corresponding GAAP metrics are provided below.

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF OPERATING INCOME (LOSS)
TO ADJUSTED OIBDA

The following table reconciles the GAAP measure, operating income (loss) to the non-GAAP measure, Adjusted OIBDA:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Amounts in millions)
Operating income (loss)	$80.2	$(7.4)	$200.3	$(87.6)
Adjusted depreciation and amortization(1)	9.8	4.8	29.2	13.1
Restructuring and other(2)	21.4	54.0	35.8	72.4
Adjusted share-based compensation expense(3)	24.2	21.5	71.6	50.0
Purchase accounting and related adjustments(4)	42.0	12.9	130.8	24.7
Adjusted OIBDA	$177.6	$85.8	$467.7	$72.6
___________________

(1)
Adjusted depreciation and amortization represents depreciation and amortization as presented on our consolidated statements of income less the depreciation and amortization related to the non-cash fair value adjustments to property and equipment and intangible assets acquired in the acquisition of Starz and Pilgrim Media Group which are included in the purchase accounting and related adjustments line item above, as shown in the table below:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Amounts in millions)
Depreciation and amortization	$39.7	$13.2	$119.0	$23.1
Less: Amount included in purchase accounting and related adjustments	(29.9)	(8.4)	(89.8)	(10.0)
Adjusted depreciation and amortization	$9.8	$4.8	$29.2	$13.1

(2)	Restructuring and other includes restructuring and severance costs, certain transaction and related costs, and certain unusual items, when applicable, as shown in the table below:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Amounts in millions)
Restructuring and other:
Severance(a)
Cash	$9.1	$21.6	$10.1	$23.6
Accelerated vesting on equity awards	2.9	—	2.9	2.4
Total severance costs	12.0	21.6	13.0	26.0
Transaction and related costs(b)	1.0	32.4	14.4	46.4
Development expense(c)	8.4	—	8.4	—
	$21.4	$54.0	$35.8	$72.4
_______________________

(a)
Severance costs in the three and nine months ended December 31, 2017 were primarily related to the restructuring of the Motion Pictures business in connection with the acquisition of Good Universe and additional workforce reductions in connection with the Starz Merger. Severance costs in the three and nine months ended December 31, 2016 were primarily related to workforce reductions for redundancies in connection with the Starz Merger.

(b)
Transaction and related costs in the three and nine months ended December 31, 2017 and 2016 reflect transaction, integration and legal costs associated with certain strategic transactions, including the Starz Merger and the sale of EPIX. These costs include the legal fees associated with the class action lawsuits and certain other legal matters.

(c)
Development expense in the three and nine months ended December 31, 2017 represents write-downs resulting from the restructuring of the Motion Pictures business in connection with the acquisition of Good Universe and new management's decisions around the creative direction on certain development projects which were abandoned in the quarter.

(3)
Adjusted share-based compensation represents share-based compensation excluding amounts related to immediately vested stock awards granted as part of the Company's annual bonus program (which are, when granted, included in segment and corporate general and administrative expense) and excludes share-based compensation included in restructuring and other. The following table reconciles total share-based compensation expense to adjusted share-based compensation expense:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Amounts in millions)
Share-based compensation	$27.1	$28.2	$74.5	$74.4
Less:
Bonus related share-based compensation included in segment and corporate general and administrative expense(a)	—	(6.7)	—	(22.0)
Amount included in restructuring and other(b)	(2.9)	—	(2.9)	(2.4)
Adjusted share-based compensation	$24.2	$21.5	$71.6	$50.0
(a)Adjusted OIBDA is reduced by bonus expense whether such amounts are cash-based bonuses or immediately vested stock awards granted as part of our annual bonus program.
(b)Represents share-based compensation expense included in restructuring and other expenses reflecting the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements.

(4)
Purchase accounting and related adjustments represent the amortization of non-cash fair value adjustments to certain assets acquired in the acquisition of Starz, Pilgrim Media Group and Good Universe. The following sets forth the amounts included in each line item in the financial statements:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Amounts in millions)
Purchase accounting and related adjustments:
Direct operating	$10.4	$3.2	$36.5	$10.9
General and administrative expense	1.7	1.3	4.5	3.8
Depreciation and amortization	29.9	8.4	89.8	10.0
	$42.0	$12.9	$130.8	$24.7

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF PRO FORMA COMBINED OPERATING INCOME
TO PRO FORMA COMBINED ADJUSTED OIBDA

The reconciliation of pro forma combined operating income to pro forma combined Adjusted OIBDA is as follows:

	PRO FORMA COMBINED
	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Unaudited, amounts in millions)
Operating income	$80.2	$52.7	$200.3	$152.5
Adjusted depreciation and amortization(1)	9.8	8.1	29.2	27.3
Restructuring and other(2)	21.4	76.9	35.8	106.8
Adjusted share-based compensation expense(3)	24.2	26.9	71.6	68.9
Purchase accounting and related adjustments(4)	42.0	12.9	130.8	24.7
Adjusted OIBDA	$177.6	$177.5	$467.7	$380.2
___________________

(1)
Adjusted depreciation and amortization represents depreciation and amortization as presented on our condensed consolidated statements of income less the depreciation and amortization related to the non-cash fair value adjustments to property and equipment and intangible assets acquired in the acquisition of Starz and Pilgrim Media Group which are included in the purchase accounting and related adjustments line item above.

	PRO FORMA COMBINED
	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Unaudited, amounts in millions)
Depreciation and amortization	$39.7	$16.5	$119.0	$37.3
Less: Amount included in purchase accounting and related adjustments	(29.9)	(8.4)	(89.8)	(10.0)
Adjusted depreciation and amortization	$9.8	$8.1	$29.2	$27.3

(2)	Restructuring and other includes restructuring and severance costs, certain transaction and related costs, and certain unusual items, when applicable.

(3)
Adjusted share-based compensation represents share-based compensation excluding amounts related to immediately vested stock awards granted as part of the Company's annual bonus program (which are, when granted, included in segment and corporate general and administrative expense) and excludes share-based compensation included in restructuring and other. The following table reconciles share-based compensation expense to adjusted share-based compensation expense:

	PRO FORMA COMBINED
	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Unaudited, amounts in millions)
Share-based compensation	$27.1	$33.6	$74.5	$93.3
Less:
Bonus related share-based compensation included in segment and corporate general and administrative expense(a)	—	(6.7)	—	(22.0)
Amount included in restructuring and other(b)	(2.9)	—	(2.9)	(2.4)
Adjusted share-based compensation	$24.2	$26.9	$71.6	$68.9

(a)Adjusted OIBDA is reduced by bonus expense whether such amounts are cash-based bonuses or immediately vested stock awards granted as part of our annual bonus program.
(b)Represents share-based compensation expense included in restructuring and other expenses reflecting the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements.

(4)
Purchase accounting and related adjustments represent the amortization of non-cash fair value adjustments to certain assets acquired in the acquisition of Starz, Pilgrim Media Group and Good Universe. The following sets forth the amounts included in each line item in the financial statements:

	PRO FORMA COMBINED
	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Unaudited, amounts in millions)
Purchase accounting and related adjustments:
Direct operating	$10.4	$3.2	$36.5	$10.9
General and administrative expense	1.7	1.3	4.5	3.8
Depreciation and amortization	29.9	8.4	89.8	10.0
	$42.0	$12.9	$130.8	$24.7

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO LIONS GATE ENTERTAINMENT CORP. SHAREHOLDERS TO ADJUSTED NET INCOME ATTRIBUTABLE TO LIONS GATE ENTERTAINMENT CORP. SHAREHOLDERS, AND ADJUSTED BASIC AND DILUTED EPS

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Amounts in millions)
Reported Net Income (Loss) Attributable to Lions Gate Entertainment Corp. Shareholders	$193.0	$(30.6)	$382.3	$(46.8)
Adjusted share-based compensation expense(1)	24.2	21.5	71.6	50.0
Restructuring and other	21.4	54.0	35.8	72.4
Purchase accounting and related adjustments(2)	41.5	12.9	129.3	24.7
Loss on extinguishment of debt	6.2	28.3	24.2	28.3
Gain on sale of equity interest in EPIX	—	—	(201.0)	—
Gain on Starz investment	—	(20.4)	—	(20.4)
Impairment of long-term investments and other assets	29.2	—	29.2	—
Tax impact of above items(3)	(41.6)	(29.0)	(23.1)	(48.0)
Impact of corporate tax rate change on net deferred tax liabilities(4)	(165.0)	—	(165.0)	—
Noncontrolling interest impact of above items	(2.0)	(2.0)	(6.4)	(6.4)
Adjusted Net Income Attributable to Lions Gate Entertainment Corp. Shareholders	$106.9	$34.7	$276.9	$53.8

Reported Basic EPS	$0.92	$(0.19)	$1.84	$(0.31)
Impact of adjustments on basic earnings per share	(0.41)	0.41	(0.51)	0.66
Adjusted Basic EPS	$0.51	$0.22	$1.33	$0.35

Reported Diluted EPS	$0.87	$(0.19)	$1.74	$(0.31)
Impact of adjustments on diluted earnings per share	(0.39)	0.39	(0.48)	0.65
Adjusted Diluted EPS(5)	$0.48	$0.20	$1.26	$0.34

Adjusted weighted average number of common shares outstanding:
Basic	208.8	161.4	207.8	152.2
Diluted	221.6	175.4	219.6	158.3
_________________________

(1)
Represents share-based compensation expense excluding amounts attributable to bonus awards (which are, when granted, included in segment and corporate general and administrative expense) and excluding amounts related to severance awards included in restructuring and other. See the table under footnote (3) to the reconciliation of operating income to Adjusted OIBDA for a reconciliation of share-based compensation expense to adjusted share-based compensation expense.

(2)	Represents the amounts included in Adjusted OIBDA net of interest income on the amortization of non-cash fair value adjustments to capital lease obligations acquired in the acquisition of Starz.

(3)
Represents the tax impact of the adjustments to net income (loss) attributable to Lions Gate Entertainment Corp. shareholders, calculated using the blended statutory tax rate applicable to each adjustment.

(4)
Represents a deferred tax benefit resulting from the impact of the change in the U.S. federal corporate income tax rate from 35% to 21% under the Tax Cuts and Jobs Act on our net deferred tax liabilities.

(5)
Adjusted diluted net income attributable to Lions Gate Entertainment Corp. shareholders for diluted EPS includes the add-back of interest expense on the convertible notes, net of tax assuming conversion of the notes at the beginning of each period presented when dilutive.

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
TO FREE CASH FLOW

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Amounts in millions)
Net Cash Flows Provided By Operating Activities	$32.7	$221.3	$372.1	$415.7
Capital expenditures	(7.1)	(9.5)	(28.4)	(15.8)
Net borrowings under and (repayment) of production loans	114.3	(171.2)	32.3	(392.7)
Free Cash Flow, as defined	$139.9	$40.6	$376.0	$7.2